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                                    Exhibit D

                   DESJARDINS LAURENTIAN FINANCIAL CORPORATION

                               LONG-TERM FINANCING

                                SUPPORT AGREEMENT


     AGREEMENT dated as of April 25, 1994, between Desjardins Laurentian Financial Corporation, a Quebec corporation, (together with its successors and assigns herein referred to as "DLFC"), and Laurentian Capital Corporation, a Delaware corporation ("LCC").

     WHEREAS DLFC owns beneficially approximately 82% of the issued and outstanding Common Stock of LCC; and

     WHEREAS to assist LCC in carrying on its business, LCC plans to finance its existing US $55,000,000 debt with various financial institutions, all or part of which indebtedness may in turn be refinanced (such indebtedness being herein referred to as the "Debt").

     WHEREAS DLFC intends to provide certain assurances with respect to the Debt as specified herein for the benefit of holders of Debt (such holders, together with others to which the Debt is payable, the "Creditors") with respect to the stock ownership and maintenance of net worth of LCC; and

     WHEREAS LCC plans to finance the borrowing requirements of it and certain of its subsidiaries with the proceeds of the Debt; and

     WHEREAS DLFC has an interest in providing support to LCC to enhance the opportunities of LCC to incur Debt, when needed; and

     WHEREAS DLFC desires to maintain the net worth of LCC; and

     WHEREAS the corporate interests of DLFC will be furthered and the value of its investment in LCC preserved and potentially enhanced by its entering into this Agreement;

     NOW, THEREFORE, the parties agree for the benefit of the Creditors as follows:

1.   STOCK OWNERSHIP OF LCC

          DLFC will directly (or indirectly through one or more controlled subsidiaries of DLFC) own and hold the entire legal title to or beneficial interest in at least 51% of the outstanding shares of stock of LCC having the power under ordinary circumstances to vote for the election of members of the Board of Directors of LCC and will not directly or indirectly pledge or in any way encumber or otherwise dispose of any such shares of stock.

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          However, DLFC will always have the power to sell or otherwise transfer to any other company controlling, controlled by or under common control with DLFC, its stock ownership in LCC, as long as DLFC will continue to be in compliance with paragraph 1 above.

2.   MAINTENANCE OF ASSET LEVEL

          DLFC will cause LCC to adhere to a dividend policy, and to legal requirements related to the payment of dividends by LCC, which will cause the Net Worth of LCC to be the greater of (i) US $75 million and (ii) the amount of the Debt.

          DLFC will cause the Net Worth of LCC to be at all times the greater of
(i) US $75 million and (ii) the amount of the Debt. As used herein "Net Worth" shall mean as of the time of any determination thereof, the sum of (i) the aggregate par value of all classes of capital stock of LCC together with the face value of all capital notes of LCC (as described below), plus (or minus in the case of deficiency) (ii) the net unrealized gains (losses) on equity securities of LCC, plus (or minus in the case of deficiency) (iii) the amount of the paid-in capital and retained earnings of LCC, all determined on a consolidated basis in accordance with generally accepted U.S. accounting principles consistently applied, except that for the purpose of this agreement a contribution by DLFC in the form of capital notes (as described below), and in all classes of preferred stock, will be treated as part of "Net Worth".

          In the event that the Net Worth of LCC shall be less than the greater of (i) US $75 million and (ii) the amount of the Debt, DLFC will make, or cause an affiliate of DLFC to make, a contribution to the capital of LCC to the extent necessary to increase the Net Worth of LCC to the greater of (i) US $75 million and (ii) the amount of Debt ("Contribution"). A Contribution may, at DLFC's option, be a direct contribution to the shareholders' equity of LCC, the purchase of preferred stock of LCC, or of additional shares of common stock or other equity of LCC, or the loan of funds in the form of capital notes (unsecured indebtedness subordinate in a manner satisfactory to the Creditors to all other indebtedness of LCC for borrowed funds). DLFC will make a Contribution within ten (10) days after the filing by LCC of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K with the U.S. Securities and Exchange Commission which reflects that the Net Worth of LCC is less than the greater of (i) US $75 million and (ii) the amount of the Debt. In addition, should the Net Worth of LCC at any other time be less than the greater of (i) US $75 million and (ii) the amount of the Debt as demonstrated by interim financial statements of LCC, LCC may demand an immediate Contribution, and DLFC shall make such Contribution within ten (10) days of such demand.

3.   MODIFICATION, AMENDMENT AND TERMINATION

          This Agreement may only be modified or amended in ways not less favorable to LCC or its Creditors and may be terminated at any time by notice from one party to the

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other on not less than ninety (90) days written notice, except that if termination of this Agreement is necessary to meet any legal or regulatory requirements applicable to DLFC, this Agreement may be terminated immediately by DLFC upon written notice to LCC. Notwithstanding any such termination, the obligations of DLFC under paragraphs 1 and 2 hereof shall remain in full force and effect until the retirement of Debt supported by this Agreement and outstanding on the termination date and termination of the commitments of the Creditors to the Company, unless all of the Creditors (or a trustee acting on behalf of such Creditors) shall have consented to such termination in writing. Notwithstanding any other provisions of this Agreement, upon payment in full of the Debt supported by this Agreement and termination of the commitments of the Creditors to the Company, this Agreement and all obligations of LCC and DLFC hereunder shall terminate and be of no further force and effect.

4.   ENFORCEMENT OF AGREEMENT

          DLFC agrees for the benefit of the Creditors and no others that DLFC will timely take any and all action necessary to comply with paragraph 2 and will not hinder or prevent LCC from making a demand. DLFC further agrees that, if and to the extent that DLFC shall fail to comply with any such demand or with paragraph 2 or LCC shall fail for whatever reason to make such demand or enforce its rights under paragraph 2, any Creditor shall have the direct and immediate right to enforce LCC's rights in respect of paragraph 2 of this Agreement and to enforce the Contribution.

5.   DLFC NOT A GUARANTOR

          This Agreement is not, and nothing herein contained, and nothing done pursuant hereto by DLFC, shall be construed or deemed to constitute, a direct or indirect guarantee by DLFC to any party of the payment of the interest or principal of any indebtedness, liability or obligation of any kind or character (including without limitation the Debt) of LCC or any of LCC's subsidiaries.

6.   REPRESENTATIONS AND WARRANTIES

          DLFC represents and warrants to and for the benefit of LCC and the Creditors that:

          (A) DLFC is a corporation duly organized and validly existing under the Companies Act (Quebec), Canada, and is duly authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required.

          (B) The execution, delivery and performance of this Agreement are within DLFC's corporate powers and have been duly authorized by all necessary corporate action on the part of, and in respect of, DLFC.

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          (C)  This Agreement has been duly executed and delivered by DLFC and constitutes a legal, valid and binding obligation of DLFC enforceable against DLFC in accordance with its terms.

          (D) No consent or approval of, or notice to, any governmental body or regulatory authority or any creditor of DLFC is required for the execution or delivery of, or the performance of DLFC's obligations under this Agreement, and such execution, delivery, performance and consummation does not result in any breach or violation of, or constitute a default under, or result in the creation of any lien in respect of any property of DLFC pursuant to, (i) the charter or by-laws of DLFC or any of its subsidiaries, (ii) any law, regulation, rule, governmental order or judgment applicable to DLFC or any of its subsidiaries or
(iii) any material agreement, contract or instrument binding upon DLFC or any of its subsidiaries.

7.   SUCCESSORS

          This Agreement herein set forth shall be mutually binding upon, and inure to the mutual benefit of DLFC, the Creditors and their respective successors and assigns.

8.   INCREASE

          Any increase of the outstanding LCC Debt above $45,000,000 shall require the prior written approval of DLFC.

9.   GOVERNING LAW; JURISDICTION

          (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          (B) DLFC hereby irrevocably and unconditionally, for the benefit of the Creditors:

         (i) submits for itself and its property in any legal action or proceeding arising out of or relating to this Agreement, or for recognition and enforcement of any judgment in respect hereof, to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York City and the courts of Canada, and consents and agrees to suit being brought in such courts as any Creditor or the Agent may elect;

         (ii) waives to the full extent permitted by law any objection that it may now or hereafter have to the venue of any such suit, action or proceeding in any such court or that such suit, action or proceeding has been brought in an inconvenient forum and agrees not to plead or claim the same;

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         (iii) designates and directs that its offices on the date hereof at 1 Complexe Desjardins, 40th Floor, Montreal, Quebec, Canada H5B 1E4, and LCC, with offices on the date hereof at 640 Lee Road, Suite 303, Wayne, Pennsylvania 19087, United States of America, act as its agent to, receive service of any and all process and documents on its behalf in any suit, action or proceeding referred to in clause (i) above in Canada and the Borough of Manhattan, New York City, respectively, and agrees that service by certified mail, return receipt requested (or its equivalent) upon the Secretary of either itself, for purposes of any lawsuit, action or proceeding brought in Canada, or such agent, for purposes of any lawsuit, action or proceeding brought in the Borough of Manhattan, New York City, shall constitute valid and effective service upon DLFC and that failure of such agent to give notice of such service to DLFC shall not affect or impair in any way the validity of such service or of any judgment rendered in any suit, action or proceeding based thereon;

         (iv) agrees to notify the Agent of the Creditors immediately by telex or registered or certified mail if any such agent shall cease to act as agent and, in such event, promptly to designate another agent satisfactory to the Agent and the Creditors to serve in place of such agent and deliver to the Agent of the Creditors written evidence of such substitute agent's acceptance of such designation;

         (v) agrees that nothing herein shall affect the right of any Creditor to affect service of process in any other manner permitted by law, and that the Creditors shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against DLFC in such courts or in any other court or jurisdiction in accordance with applicable law; and

         (vi) waives trial by jury in connection with any legal action or proceeding arising out of or relating to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


               DESJARDINS LAURENTIAN FINANCIAL CORPORATION

               By:  /s/ Fernard Lafleur
                  --------------------------------------------------------------

               Title:   Senior Vice President
                     -----------------------------------------------------------

               Date:    April 25, 1994
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               LAURENTIAN CAPITAL CORPORATION

               By:  /s/ Robert T. Rakich
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               Title:   President & Chief Executive Officer
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               Date:    April 25, 1994
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